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                                                                   EXHIBIT 10.25




                              DATED 22nd July 2005









                           THE INTERNATIONAL PETROLEUM

                           EXCHANGE OF LONDON LIMITED

                                       and

                             LIFFE SERVICES LIMITED

                                       and

                     ATOS EURONEXT MARKET SOLUTIONS LIMITED

                                       and

                       LIFFE ADMINISTRATION AND MANAGEMENT









                             ----------------------
                                DEED OF NOVATION
                             ----------------------


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THIS DEED is made on 22nd July 2005 (the "Effective Date")

BETWEEN

(1) THE INTERNATIONAL PETROLEUM EXCHANGE OF LONDON LIMITED whose address is International House, 1 St. Katherine's Way, London E1W 1UY (the "CONTINUING PARTY");

(2) LIFFE SERVICES LIMITED (formerly known as LIFFE SERVICES COMPANY LIMITED) whose registered office is at Cannon Bridge House, 1 Cousin Lane, London EC4R 3XX (the "RETIRING PARTY");

(3) ATOS EURONEXT MARKET SOLUTIONS LIMITED whose registered office is at Cannon Bridge House, 1 Cousin Lane, London EC4R 3XX (the "NEW PARTY"); and

(4) LIFFE ADMINISTRATION AND MANAGEMENT whose registered office is at Cannon Bridge House, 1 Cousin Lane, London EC4R 3XX ("LIFFE").

WHEREAS

(A) This Deed is supplemental to the TRS Application Services Agreement made on 25 April 2001 between the Retiring Party and the Continuing Party (the "AGREEMENT").

(B) The Retiring Party wishes to be released from the Agreement, and the Continuing Party has agreed to release it.

(C) The New Party has agreed with the Retiring Party and the Continuing Party to replace the Retiring Party as a party to the Agreement from the Effective Date.

NOW IT IS AGREED as follows:

1      NOVATION

1.1    From the date of this Deed:

1.1.1 the Retiring Party, the New Party and the Continuing Party agree that, from the Effective Date, the New Party shall be substituted in place of the Retiring Party as a


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       party to the Agreement, and that it shall from the Effective Date be construed and treated as if it were named therein instead of the Retiring Party;

1.1.2 the New Party agrees with the Continuing Party that, from the Effective Date, it shall duly perform and discharge all liabilities, claims, demands and obligations howsoever arising under the Agreement, which were to be performed or discharged by the Retiring Party under the Agreement as if the New Party were named therein instead of the Retiring Party;

1.1.3 the Continuing Party agrees with the New Party that, from the Effective Date, it shall be bound by the Agreement as if the New Party were named therein instead of the Retiring Party; and

1.1.4 the Continuing Party and the Retiring Party, from the Effective Date, release and discharge each other from further performance of the Agreement and all liabilities, claims, demands and obligations howsoever arising under the Agreement, whether in contract, tort or otherwise.

2      LICENCES

2.1 Nothing in this Deed shall revoke or affect in any way any of the permissions, licences, waivers, consents, registrations and approvals procured by the Retiring Party in accordance with clause 5.2 of the Agreement (the "5.2 Licences").

2.2 In the event that any of the 5.2 Licences is revoked, the New Party shall procure such permissions, licences, waivers, consents, registrations and approvals equivalent to the 5.2 Licences in accordance with requirements of the Continuing Party under the Agreement.

3      PRE-NOVATION CLAIMS

3.1 Any claims that the Continuing Party might have against the Retiring Party under the terms of the Agreement in respect of events prior to the Effective Date may be brought by the Continuing Party against either LIFFE or the Retiring Party, or both LIFFE and the Retiring Party it being understood that the Continuing Party shall not recover twice in respect of any such claim.


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4      MISCELLANEOUS

4.1 This Deed is governed by, and shall be construed in accordance with, English law.

4.2 The courts of England have exclusive jurisdiction to hear and decide any suit, action or proceedings and to settle any disputes, which may arise out of or in connection with this Deed (respectively, "PROCEEDINGS" and "DISPUTES") and, for these purpose, each party irrevocably submits to the jurisdiction of the courts of England.

4.3 Each party irrevocably waives any objection which it might at any time have to the courts of England being nominated as the forum to hear and decide any Proceedings and to settle any Disputes and agrees not to claim that the courts of England are not a convenient or appropriate forum.

5      COUNTERPARTS

       This Agreement may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same instrument. A complete set of counterparts shall be lodged with each party hereto.



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IN WITNESS of which the parties have executed this document as a deed the first before written

EXECUTED AS A DEED BY                     )          /s/ ILLEGIBLE
                                          )   ..................................
By                                        )        Chief Operating Officer
                                          )
THE INTERNATIONAL                         )
PETROLEUM EXCHANGE OF                     )          /s/ ILLEGIBLE
LONDON LIMITED                            )   ..................................
                                                   Director/Co. Secretary





EXECUTED AS A DEED BY                     )          /s/ ILLEGIBLE
                                          )   ..................................
By                                        )              Director
                                          )
                                          )          /s/ ILLEGIBLE
LIFFE SERVICES LIMITED                    )   ..................................
                                                   Director/Co. Secretary





EXECUTED AS A DEED BY                     )          /s/ ILLEGIBLE
                                          )   ..................................
By                                        )              Director
                                          )
ATOS EURONEXT MARKET                      )          /s/ ILLEGIBLE
SOLUTIONS LIMITED                         )   ..................................
                                                   Director/Co. Secretary



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EXECUTED AS A DEED BY                     )          /s/ ILLEGIBLE
                                          )   ..................................
By                                        )              Director
                                          )
LIFFE ADMINISTRATION                      )          /s/ ILLEGIBLE
AND MANAGEMENT                            )   ..................................
                                                   Director/Co. Secretary